EXHIBIT 21

SUBSIDIARIES OF STANLEY BLACK & DECKER, INC.

The following is a list of all active subsidiaries of Stanley Black & Decker, Inc. as of December 29, 2012. All subsidiaries, except those marked with an asterisk, are included in the Consolidated Financial Statements of Stanley Black & Decker, Inc.

JURISDICTION OF
INCORPORATION/
CORPORATE NAME	ORGANIZATION
Domestic Subsidiaries
AA Alarms, Inc.	United States (Michigan)
Action Door Controls, Inc.	United States (Utah)
AeroScout, Inc.	United States (Delaware)
B&D Holdings, LLC	United States (Maryland)
BAI, Inc.	United States (Indiana)
BD Abrasive LLC	United States (Delaware)
Black & Decker de Panama LLC	United States (Maryland)
Black & Decker (Ireland) Inc.	United States (Delaware)
Black & Decker (U.S.) Inc.	United States (Maryland)
Black & Decker Funding Corporation	United States (Delaware)
Black & Decker Group, LLC	United States (Delaware)
Black & Decker HealthCare Management Inc.	United States (Maryland)
Black & Decker Holdings LLC	United States (Delaware)
Black & Decker Inc.	United States (Delaware)
Black & Decker India Inc.	United States (Maryland)
Black & Decker Investment Company, LLC	United States (Delaware)
Black & Decker Investments (Australia) Limited	United States (Maryland)
Black & Decker Investments LLC	United States (Maryland)
Black & Decker Mexfin LLC	United States (Delaware)
Black & Decker Puerto Rico Inc.	United States (Delaware)
Black & Decker Shelbyville, LLC	United States (Kentucky)
Bostitch Holding LLC	United States (Delaware)
CJF India LLC	United States (Delaware)
CJSF, L.L.C.	United States (Delaware)
CRC-Evans International, Inc.	United States (Delaware)
CRC-Evans International Holdings, Inc.	United States (Delaware)
CRC-Evans Pipeline International, Inc.	United States (Delaware)
CRC-Evans Welding Services, Inc.	United States (Delaware)
Cribmaster, Inc.	United States (Georgia)
Cybershift Holdings Inc.	United States (Delaware)
Cybershift.com, Inc.	United States (Delaware)
Delta International Machinery Corp.	United States (Minnesota)
Devilbiss Air Power Company	United States (Delaware)
Embedded Technologies, LLC	United States (Delaware)
Emglo Products, LLC	United States (Maryland)
Emhart (Asia) Limited	United States (Delaware)
Emhart Hardware Sales Corporation	United States (Delaware)
Emhart Harttung Inc.	United States (Delaware)
Emhart Teknologies LLC	United States (Delaware)

Domestic Subsidiaries (continued)
Fastener Innovation Technology, Inc.	United States (California)
Hardware City Associates Limited Partnership	United States (Connecticut)
InfoLogix, Inc.	United States (Delaware)
InfoLogix-DDMS, Inc.	United States (Delaware)
InfoLogix Systems Corporation	United States (Delaware)
Jafford LLC	United States (Maryland)
JennCo1, Inc.	United States (Delaware)
Lista International Corporation	United States (Massachusetts)
Lista U.S. Holding Company, Inc.	United States (Massachusetts)
Microalloying International, Inc.	United States (Delaware)
Newfrey LLC	United States (Delaware)
Opt Acquisition, L.L.C.	United States (Pennsylvania)
Pacom Systems (North America) Inc.	United States (Delaware)
PIH U.S. Inc.	United States (Alabama)
Porter-Cable Argentina, LLC	United States (Minnesota)
Powers Fasteners, Inc.	United States (New York)
Powers Products IV, L.L.C.	United States (Delaware)
Powers Products, L.L.C.	United States (Delaware)
Price Pfister Holdings, Inc.	United States (Delaware)
RIGHTCO II, LLC	United States (Delaware)
Sargent & Greenleaf, Inc.	United States (Indiana)
SBD Canada LLC	United States (Delaware)
SBD Insurance, Inc.	United States (Connecticut)
SBD Property Holdings, LLC	United States (Delaware)
Scan Modul System, Inc.	United States (New York)
SecurityCo Solutions, Inc.	United States (Delaware)
Shenandoah Insurance, Inc.	United States (Vermont)
Spiralock Corporation	United States (Michigan)
Stanley Access Technologies LLC	United States (Delaware)
Stanley Access, Inc.	United States (Delaware)
Stanley Atlantic, Inc.	United States (Delaware)
Stanley Black & Decker Cayman Holdings, Inc.	United States (Delaware)
Stanley Black & Decker Chile, L.L.C.	United States (Delaware)
Stanley Black & Decker Sub Plan Trust Co.	United States (Delaware)
Stanley Canada Holdings, L.L.C.	United States (Delaware)
Stanley Convergent Security Solutions, Inc.	United States (Delaware)
Stanley European Holdings, L.L.C.	United States (Delaware)
Stanley Fastening Systems, LP	United States (Delaware)
Stanley Housing Fund, Inc.	United States (Delaware)
Stanley International Holdings, Inc.	United States (Delaware)
Stanley Logistics, L.L.C.	United States (Delaware)
Stanley Security Solutions, Inc.	United States (Indiana)
Stanley Structures, Inc.	United States (Delaware)
Stanley Supply & Services, Inc.	United States (Massachusetts)
The Black & Decker Corporation	United States (Maryland)
The Farmington River Power Company	United States (Connecticut)
UNISPEC L.L.C.	United States (Alabama)
ZAG USA, Inc.	United States (Delaware)

International Subsidiaries
Black & Decker Argentina S.A.	Argentina
Black & Decker Distribution Pty. Ltd.	Australia
Black & Decker Finance (Australia) Ltd.	Australia
Black & Decker Holdings (Australia) Pty. Ltd.	Australia
Black & Decker No. 4 Pty. Ltd.	Australia
Facom Systems Pty Limited	Australia
Pacom Systems Pty Limited	Australia
Powers Fasteners Australasia Pty Limited	Australia
Powers Rawl Pty. Ltd.	Australia
Rawl Australasia Pty. Ltd.	Australia
Rawlplug Unit Trust	Australia
SBDK Australia GP	Australia
Sielox Security Systems Pty. Ltd.	Australia
Stanley Black & Decker Holdings Australia Pty Ltd	Australia
Stanley Black & Decker Australia Pty Ltd	Australia
The Stanley Works Pty. Ltd.	Australia
Stanley Black & Decker Austria GmbH	Austria
Facom Belgie BVBA	Belgium
General Protection SA	Belgium
Niscayah BVBA	Belgium
Stanley Black & Decker Belgium BVBA	Belgium
Stanley Black & Decker Latin American Holding BVBA	Belgium
Stanley Black & Decker Logistics BVBA	Belgium
Stanley Europe BVBA	Belgium
The Stanley Works (Bermuda) Ltd.	Bermuda
Black & Decker do Brasil Ltda.	Brazil
CRC-Evans PIH Servicos de Tubulacao do Brasil Ltda	Brazil
M.Hart do Brasil Ltda.	Brazil
Refal Industria e Comercio de Rebites e Rebitadeiras Ltda.	Brazil
Spiralock do Brasil, LTDA.	Brazil
Stanley do Brasil Ltda.	Brazil
Besco Investment Holdings Ltd.	British Virgin Islands
PIH Services ME Ltd.	British Virgin Islands
Stanley Works China Investment Limited	British Virgin Islands
3040003 Canada Inc.	Canada
1542053 Ontario Limited	Canada
Abmast Inc.	Canada
CRC-Evans Canada Ltd.	Canada
First National Alarmcap, LP	Canada
Frisco Finance GP Inc.	Canada
Frisco Finance LP	Canada
Les Portes Auto Magique	Canada
Lista International, Ltd.	Canada
Mac Tools Canada Inc.	Canada
Microtec Enterprises, Inc.	Canada
Mont-Hard (Canada) Inc.	Canada
Stanley Black & Decker Canada Corporation	Canada
Stanley CLP1	Canada

International Subsidiaries (continued)
Stanley CLP2	Canada
Stanley CLP3	Canada
Stanley CLP4	Canada
XMARK Corporation	Canada
Besco Investment Group Co. Ltd.	Cayman Islands
Black & Decker (Cayman) Finance Limited	Cayman Islands
Black & Decker Manufacturing, Distribution & Global Purchasing Holdings LP	Cayman Islands
Chiro (Cayman) Holdings Ltd.	Cayman Islands
Jointech Corporation, Ltd.	Cayman Islands
Reid Services Limited	Cayman Islands
Wintech Corporation Limited	Cayman Islands
Maquinas y Herramientas Black & Decker de Chile S.A.	Chile
Anzi Masterfix Tool Ltd.	China
Beijing Bostitch Fastening Systems Co., Ltd.	China
Besco Hardware Machinery Manufacturing Ltd.	China
Black & Decker (Suzhou) Co. Ltd.	China
Black & Decker (Suzhou) Power Tools Co., Ltd.	China
Black & Decker (Suzhou) Precision Manufacturing Co., LTD	China
Black & Decker SSC Asia Co., Ltd.	China
Guangzhou Emhart Fastening System Co., Ltd.	China
Jiangsu Tong Feng Hardware Co., Ltd.	China
Niscayah Engineering China Ltd.	China
Powers Shanghai Trading Limited	China
Qingdao Sungun Power Tool Co., Ltd.	China
Shanghai Eastern Iron Hardware Co., Ltd.	China
Shanghai Emhart Fastening Systems Ltd.	China
Stanley Black & Decker Precision Manufacturing (Shenzhen) Co., Ltd.	China
Stanley GMT (Shanghai) Hardware Co., Ltd.	China
Stanley (Tianjin) International Trading Co. Ltd.	China
Stanley Works (Wendeng) Tools Co., Ltd.	China
The Stanley Works (Langfang) Fastening Systems Co., Ltd.	China
The Stanley Works (Shanghai) Co., Ltd.	China
The Stanley Works (Shanghai) Management Co., Ltd.	China
The Stanley Works (Zhejiang) Industrial Tools Co., Ltd.	China
The Stanley Works (Zhongshan) tool Co., Ltd.	China
Black & Decker de Colombia S.A.S.	Colombia
Black and Decker de Costa Rica Limitada	Costa Rica
Black & Decker (Czech) S.R.O.	Czech Republic
Stanley Black & Decker Czech Republic s.r.o.	Czech Republic
Tucker S.R.O.	Czech Republic
Emhart Harttung A/S	Denmark
Scan Modul Byrum ApS	Denmark
Stanley Security Denmark ApS	Denmark
Stanley Nordic ApS	Denmark
Black & Decker del Ecuador S.A.	Ecuador
Stanley Black & Decker Finland Oy	Finland
Stanley Security Oy	Finland
BGI Distribution S.A.S.	France

International Subsidiaries (continued)
Black & Decker (France) S.A.S.	France
Black & Decker Finance S.A.S.	France
Bost Garnache Industries S.A.S.	France
Dubuis & Cie S.A.S.	France
Emhart Fastening & Assembly SNC	France
Europ Télésécurité S.A.S.	France
Facom S.A.S.	France
Facom Holding SAS	France
Générale de Protection S.A.S.	France
Niscayah SAS	France
Novia SWK S.A.S.	France
Piole Parolai Equipement S.A.S.	France
Pro One Finance S.A.S.	France
Societe Miniere et Commerciale	France
Stanley Doors France, S.A.S.	France
Stanley France, S.A.S.	France
Stanley France Services, S.A.S.	France
Stanley Healthcare Solutions France Sarl	France
Stanley Security France SAS	France
Stanley Solutions de Sécurité SAS	France
Stanley Tools, S.A.S.	France
B.B.W. Bayrische Bohrerwerke GmbH	Germany
Black & Decker Holdings GmbH	Germany
Horst Sprenger GmbH recycling-tools	Germany
Scan Modul Orgasystem GmbH	Germany
SETEC Vertriebsgesellschaft für Brand- und Einbruchmeldesysteme mbH	Germany
Stanley Black & Decker Deutschland GmbH	Germany
Stanley Security Deutschland Administration GmbH	Germany
Stanley Security Deutschland GmbH	Germany
Stanley Security Deutschland Holding GmbH	Germany
Stanley Grundstücksverwaltungs GmbH	Germany
Tucker GmbH	Germany
Stanley Black & Decker (Hellas) EPE	Greece
BD Precision (Hong Kong) Limited	Hong Kong
BD Suzhou (Hong Kong) Limited	Hong Kong
BD Suzhou Power Tools (Hong Kong) Limited	Hong Kong
BD Xiamen (Hong Kong) Limited	Hong Kong
BDC International Limited	Hong Kong
Black & Decker Hong Kong Limited	Hong Kong
Emhart Guangzhou (Hong Kong) Limited	Hong Kong
Hangtech Limited	Hong Kong
Niscayah Asia Limited	Hong Kong
Niscayah Investments Limited	Hong Kong
Spiralock Global Ventures, Limited	Hong Kong
Stanley Black & Decker Hungary Korlatolt Felelossegu Tarsasag	Hungary
Stanley Finance Hungary Group Financing Limited Liability Company	Hungary
Avfast (India ) Pvt. Ltd.	India

International Subsidiaries (continued)
Black & Decker India Private Limited	India
Emhart Teknologies (India) Private Limited	India
Powers Anchor Products Private Limited	India
Stanley Black & Decker India Limited	India
Stanley Works (India) Private Limited	India
Baltimore Financial Services Company	Ireland
Baltimore Insurance Limited	Ireland
Belco Investments Company	Ireland
Black & Decker International Finance 1	Ireland
Black & Decker International Finance 3	Ireland
Chesapeake Falls Holdings Company	Ireland
Gamrie Limited	Ireland
Niscayah Limited	Ireland
SBD European Security International	Ireland
SBD Niscayah Investment	Ireland
SBD Security Investment	Ireland
Stanley Black and Decker International Finance 5 Limited	Ireland
Stanley Black & Decker Latin American Investment	Ireland
Stanley Security Limited	Ireland
Stanley Security Solutions Ireland Limited	Ireland
The Stanley Works Israel Ltd.	Israel
Black & Decker Italia S.P.A.	Italy
Black & Decker Italia S.R.L.	Italy
Dewalt Industrial Tools S.p.A.	Italy
Niscayah SpA	Italy
SWK Utensilerie S.r.l.	Italy
AeroScout Japan Co., Ltd.	Japan
Nippon Pop Rivets & Fasteners Ltd.	Japan
Black & Decker (Overseas) GmbH	Liechtenstein
Black & Decker Asia Manufacturing Holdings 2 S.A.R.L.	Luxembourg
Black & Decker Global Holdings S.A.R.L.	Luxembourg
Black & Decker Limited S.A.R.L.	Luxembourg
Black & Decker Luxembourg Finance S.C.A.	Luxembourg
Black & Decker Luxembourg S.A.R.L.	Luxembourg
Black & Decker Transasia S.A.R.L.	Luxembourg
Chesapeake Investments Company S.A.R.L.	Luxembourg
SBD European Security Holdings S.A.R.L.	Luxembourg
Black & Decker Macao Commercial Offshore Limited	Macao
Black & Decker Asia Pacific (Malaysia) Sdn. Bhd.	Malaysia
CRC-Evans Pipeline International Sdn. Bhd.	Malaysia
Stanley Works (Malaysia) SDN BHD	Malaysia
Black & Decker de Reynosa S. de R.L. de C.V.	Mexico
Black & Decker, S.A. de C.V.	Mexico
DeWalt Industrial Tools, S.A. de C.V.	Mexico
Grupo Black & Decker Mexico, S. de R.L.de C.V.	Mexico
Herramientas Stanley S.A. de C.V.	Mexico
Stanley-Bostitch Servicios S. de R.L. de C.V.	Mexico

International Subsidiaries (continued)
Stanley-Bostitch, S.A. de C.V.	Mexico
Black & Decker Far East Holdings B.V.	Netherlands
Black & Decker Hardware Holdings B.V.	Netherlands
Black & Decker Holdings B.V.	Netherlands
Black & Decker International Holdings B.V./S.a.r.l.	Netherlands
Black & Decker Overseas Holdings B.V.	Netherlands
Chiro Tools Holdings B.V.	Netherlands
CRC-Evans B.V.	Netherlands
MEDI-MATH Holding B.V.	Netherlands
Niscayah Alarmcentrale B.V.	Netherlands
Powers Fasteners Europe B.V.	Netherlands
Scan Modul Holding B.V.	Netherlands
Stanley Black & Decker Netherlands B.V.	Netherlands
Stanley European Holdings B.V.	Netherlands
Stanley European Holdings II B.V.	Netherlands
Stanley Healthcare Solutions Europe B.V.	Netherlands
Stanley Israel Investments B.V.	Netherlands
Stanley Security Nederland B.V.	Netherlands
Stanley Works Holdings B.V.	Netherlands
Stichting Beheer Intellectuele Eigendomsrechten Blick Benelux B.V.	Netherlands
Black & Decker (New Zealand) Limited	New Zealand
Powers Fasteners Australasia Limited	New Zealand
Powers Fasteners Limited	New Zealand
Powers Fasteners (NZ) Limited	New Zealand
Rawl (NZ) Limited	New Zealand
Emhart Sjong A/S	Norway
Stanley Black & Decker Norway A/S	Norway
Stanley Security AS	Norway
Stanley Security Holdings AS	Norway
PIH Services ME LLC	Oman
Black & Decker de Panama, S.de R.L.	Panama
Emhart Panama, S.A.	Panama
SBD Panama Investments LLC	Panama
SBD Panama LLC	Panama
Stanley Black & Decker Del Peru S.A.	Peru
Masterfix Poland Ltd. Sp.z.o.o	Poland
Stanley Black & Decker Polska Sp.z.o.o.	Poland
Stanley Fastening Systems Poland Sp. z o.o.	Poland
Stanley Security Portugal, Unipessoal, Lda	Portugal
PIH Services ME Ltd.	Qatar
Universal Inspection Systems Ltd.	Scotland
Aeroscout (Singapore) Pte. Ltd.	Singapore
Bellwether Capital Private Limited	Singapore
Best Systems Corporation Pte. Ltd.	Singapore
Black & Decker Asia Pacific Pte. Ltd.	Singapore
CRC-Evans Pipeline International Pte. Ltd.	Singapore
Facom Tools Far East Pte. Ltd.	Singapore
Joint Prosperity Investment Limited	Singapore

International Subsidiaries (continued)
Stanley Works Asia Pacific Pte. Ltd.	Singapore
Stanley Black & Decker Slovakia S.r.o.	Slovakia
Cooperheat of Africa Pty. Ltd.	South Africa
De-Tect Unit Inspection Pty. Ltd.	South Africa
Investage 9 (Proprietary) Limited	South Africa
Emhart Fastening Teknologies Korea, Inc.	South Korea
Black & Decker Iberica S.Com por A.	Spain
Facom Herramientas S.r.l.	Spain
Niscayah Holding Spain SL	Spain
Pacom Systems Espana SL	Spain
Scan Modul Medi-math Logistics SA	Spain
Stanley Iberia S.L.	Spain
Stanley Security Espana, S.L. (Unipersonal)	Spain
Niscayah Group AB	Sweden
Pacom Group AB	Sweden
SBD Holding AB	Sweden
Stanley Security Black & Decker Aktiebolag	Sweden
Stanley Security Sverige AB	Sweden
Emhart GmbH	Switzerland
Sargent & Greenleaf S.A.	Switzerland
Scan Modul System GmbH	Switzerland
Stanley Black & Decker Holding GmbH	Switzerland
Stanley Black & Decker Sales GmbH	Switzerland
Stanley Security Switzerland SA	Switzerland
Stanley Works (Europe) GmbH	Switzerland
Besco Pneumatic Corporation	Taiwan
Fastener Jamher Taiwan Inc.	Taiwan
Lucky International (Samoa) Ltd.	Taiwan
Stanley Chiro International Ltd.	Taiwan
Stanley Fastening Systems Investment (Taiwan) Co.	Taiwan
Stanley Security Solutions Taiwan Ltd.	Taiwan
Tong Lung Metal Industry Co., Ltd.	Taiwan
Black & Decker (Thailand) Limited	Thailand
Emhart Teknologies (Thailand) Ltd.	Thailand
PIH Thailand Co. Ltd.	Thailand
Stanley Works Limited	Thailand
Alkhaja Pimex LLC	United Arab Emirates/Dubai
Stanley Middle East FZE	United Arab Emirates/Dubai
Aven Tools Limited	United Kingdom
Bandhart	United Kingdom
Bandhart Overseas	United Kingdom
Black & Decker	United Kingdom
Black & Decker Batteries Management Limited	United Kingdom
Black & Decker Europe	United Kingdom
Black & Decker Finance	United Kingdom

International Subsidiaries (continued)
Black & Decker International	United Kingdom
Blick Telefusion Communications Limited	United Kingdom
CRC-Evans Offshore Ltd.	United Kingdom
Emhart International Limited	United Kingdom
Isgus International Limited	United Kingdom
Masterfix Products U.K. Ltd.	United Kingdom
Masterfix UK Holdings Limited	United Kingdom
Niscayah Holdings Limited	United Kingdom
Niscayah Limited	United Kingdom
PIH Holdings Ltd.	United Kingdom
PIH Ltd.	United Kingdom
PIH Services Ltd.	United Kingdom
Spiralock of Europe Ltd.	United Kingdom
Stanley Black & Decker Innovations Limited	United Kingdom
Stanley Black & Decker UK Holdings Limited	United Kingdom
Stanley Black & Decker UK Limited	United Kingdom
Stanley Healthcare Solutions Ltd.	United Kingdom
Stanley Security Solutions - Europe Limited	United Kingdom
Stanley Security Solutions Ltd.	United Kingdom
Stanley Security Solutions (NI) Limited	United Kingdom
Stanley UK Acquisition Company Limited	United Kingdom
Stanley U.K. Holding Ltd.	United Kingdom
Stanley UK Limited	United Kingdom
Stanley UK Sales Limited	United Kingdom
Stanley UK Services Limited	United Kingdom
SWK (UK) Holding Limited	United Kingdom
SWK (UK) Limited	United Kingdom
The Stanley Works Limited	United Kingdom
Tucker Fasters Limited	United Kingdom
Universal Inspection Systems Limited	United Kingdom
Black & Decker de Venezuela, C.A.	Venezuela
Black & Decker Holdings de Venezuela, C.A.	Venezuela